Item 13(b)

EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act

I, James Dondero, President and Principal Executive Officer of NexPoint Diversified Real Estate Trust (the “Registrant”), certify that:

1.This Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of

Section 13(a) or 15(d) of the

Securities Exchange Act of 1934, as amended; and

2.The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: March 11, 2022

Item 13(b)

EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act

I, Frank Waterhouse, Principal Financial Officer, Principal Accounting Officer and Treasurer of NexPoint Diversified Real Estate Trust (the “Registrant”), certify that:

1.This Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of

Section 13(a) or 15(d) of the

Securities Exchange Act of 1934, as amended; and

2.The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Frank Waterhouse
Frank Waterhouse
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: March 11, 2022